SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 12, 2004

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

115 South Main Street, Jersey Shore, PA		17740
(Address of principal executive offices)		(Zip Code)

(570) 398-2213
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Item 7.            Financial Statements and Exhibits

(c)           Exhibits:

The following exhibit is filed herewith:

99.1  Press release of Penns Woods Bancorp, Inc., dated July 12, 2004, announcing earnings for the quarter ended June 30, 2004.

Item 12.         Results of Operation and Financial Condition

On July 12, 2004, Penns Woods Bancorp, Inc. distributed a press release announcing its earnings for the quarter ended June 30, 2004.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: July 13, 2004

	By:	/s/ Ronald A. Walko
Ronald A. Walko
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated July 12, 2004, of Penns Woods Bancorp, Inc.